Morgan Stanley Income Securities Inc.
Item 77O- Transactions effected pursuant to Rule 10f-3

Securities Purchased:  Transurban Finance
Company Pty 4.125% due 2/2/2026
Purchase/Trade Date:	  10/27/2015
Offering Price of Shares: $99.123
Total Amount of Offering:  $550,000,000
Amount Purchased by Fund: $300,000
Percentage of Offering Purchased by Fund: .055
Percentage of Fund's Total Assets: .17
Brokers:  Goldman, Sachs & Co., J.P. Morgan
Securities LLC, Morgan Stanley & Co. LLC
Purchased From: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Mead Johnson Nutrition
Co. 3.000% due 11/15/2020
Purchase/Trade Date:	  10/29/2015
Offering Price of Shares: $99.902
Total Amount of Offering:  $750,000,000
Amount Purchased by Fund: $425,000
Percentage of Offering Purchased by Fund: .057
Percentage of Fund's Total Assets: .25
Brokers:  J.P. Morgan Securities LLC, Citigroup
Global Markets Inc., Morgan Stanley & Co.
LLC, HSBC Securities (USA) Inc., Merrill
Lynch, Pierce, Fenner & Smith Inc., Mitsubishi
UFJ Securities (USA) Inc.
Purchased From: Citigroup
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.




Securities Purchased:  Ford Motor Credit
Company LLC 3.200% due 1/15/2021
Purchase/Trade Date:	  11/4/2015
Offering Price of Shares: $99.927
Total Amount of Offering:  $1,300,000,000
Amount Purchased by Fund: $300,000
Percentage of Offering Purchased by Fund: .023
Percentage of Fund's Total Assets: .17
Brokers:  Credit Agricole Securities (USA) Inc.,
Deutsche Bank Securities Inc., Goldman, Sachs
& Co., Merrill Lynch, Pierce, Fenner & Smith
Inc., Morgan Stanley & Co. LLC, SG Americas
Securities, LLC, ANZ Securities, Inc., BNY
Mellon Capital Markets, LLC, Commerz
Markets LLC, SMBC Nikko Securities
America, Inc., U.S. Bancorp Investments, Inc.
Purchased From: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Delphi Automotive PLC
3.150% due 11/19/2020
Purchase/Trade Date:	  11/9/2015
Offering Price of Shares: $99.784
Total Amount of Offering:  $650,000,000
Amount Purchased by Fund: $375,000
Percentage of Offering Purchased by Fund: .058
Percentage of Fund's Total Assets: .22
Brokers:  Barclays Capital Inc., Citigroup
Global Markets Inc., Deutsche Bank Securities
Inc., Merrill Lynch, Pierce, Fenner & Smith
Inc., Morgan Stanley & Co. LLC, BNP Paribas
Securities Corp., Mitsubishi UFJ Securities
(USA) Inc., PNC Capital Markets LLC
Purchased From: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.




Securities Purchased:  Lockheed Martin
Corporation 3.550% due 1/15/2026
Purchase/Trade Date:	  11/16/2015
Offering Price of Shares: $99.228
Total Amount of Offering:  $2,000,000,000
Amount Purchased by Fund: $600,000
Percentage of Offering Purchased by Fund: .030
Percentage of Fund's Total Assets: .35
Brokers:  Citigroup Global Markets Inc.,
Goldman, Sachs & Co., J.P. Morgan Securities
LLC, Morgan Stanley & Co. LLC, Credit
Agricole Securities (USA) Inc., Merrill Lynch,
Pierce, Fenner & Smith Inc., Mizuho Securities
USA Inc., Wells Fargo Securities, LLC, Lloyds
Securities Inc., U.S. Bancorp Investments, Inc.,
ANZ Securities, Inc., Barclays Capital Inc.,
RBC Capital Markets, LLC, SMBC Nikko
Securities America Inc., TD Securities (USA)
LLC, UniCredit Capital Markets LLC,
Academy Securities, Inc., Blavlock Beal Van,
LLC, C.L. King & Associates, Inc., Drexel
Hamilton, LLC, Mischler Financial Group, Inc.,
Samuel A. Ramirez & Company, Inc., Siebert
Brandford Shank & Co., LLC, The Williams
Capital Group, LP
Purchased From: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Whole Foods Market Inc.
5.200% due 12/3/2025
Purchase/Trade Date:	  11/30/2015
Offering Price of Shares: $99.861
Total Amount of Offering:  $1,000,000,000
Amount Purchased by Fund: $350,000
Percentage of Offering Purchased by Fund: .035
Percentage of Fund's Total Assets: .20
Brokers:  J.P. Morgan Securities LLC, Morgan
Stanley & Co. LLC, Wells Fargo Securities,
LLC, Goldman, Sachs & Co., William Blair &
Company, LLC
Purchased From: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  McDonald's Corp.
3.700% due 1/30/2026
Purchase/Trade Date:	  12/2/2015
Offering Price of Shares: $99.676
Total Amount of Offering:  $1,750,000,000
Amount Purchased by Fund: $425,000
Percentage of Offering Purchased by Fund: .024
Percentage of Fund's Total Assets: .26
Brokers:  Citigroup Global Markets Inc.,
Goldman, Sachs & Co., J.P. Morgan Securities
LLC, Merrill Lynch, Pierce, Fenner & Smith
Inc., Mizuho Securities USA Inc., Morgan
Stanley & Co. LLC, Wells Fargo Securities,
LLC, ANZ Securities, Inc., Barclays Capital
Inc., Blaylock Beal Van, LLC, BNP Paribas
Securities Corp., Drexel Hamilton LLC, HSBC
Securities (USA) Inc., ING Financial Markets
LLC, Lebenthal & Co., LLC, Loop Capital
Markets LLC, Mitsubishi UFJ Securities (USA)
Inc., PNC Capital Markets LLC, Rabo
Securities USA Inc., RBC Capital Markets
LLC, RBS Securities Inc., Samuel A Ramirez &
Company, Inc., Scotia Capital (USA) Inc., SG
Americas Securities LLC, SMBC Nikko
Securities America, Inc., Standard Chartered
Bank, SunTrust Robinson Humphrey, Inc., TD
Securities (USA) LLC, The Williams Capital
Group LP, Unicredit Capital Markets LLC, U.S.
Bancorp Investments Inc.
Purchased From: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  American Tower
Corporation 4.400% due 2/15/2026
Purchase/Trade Date:	 1/8/2016
Offering Price of Shares: $99.713
Total Amount of Offering: $500,000,000
Amount Purchased by Fund: $325,000
Percentage of Offering Purchased by Fund: .065
Percentage of Fund's Total Assets: .20
Brokers:  BNP Paribas, Bofa Merrill Lynch,
Citigroup, JP Morgan, Morgan Stanley,
Barclays, BBVA, Credit Agricole CIB, EA
Markets, Goldman Sachs & Co., Mizuho
Securities, RBC Capital Markets, Scotiabank,
TD Securities, Commerzbank, Everscore ISI,
Fifth Third Securities, HSBC, Santander,
Societe Generale, SMBC Nikko
Purchased from: Citigroup
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Boston Properties
3.650% due 2/1/2016
Purchase/Trade Date:	 1/8/2016
Offering Price of Shares: $99.708
Total Amount of Offering: $1,000,000,000
Amount Purchased by Fund: $550,000
Percentage of Offering Purchased by Fund: .055
Percentage of Fund's Total Assets: .34
Brokers:  Bofa Merrill Lynch, Deutsche Bank
Securities, J.P. Morgan, Morgan Stanley, TD
Securities, US Bancorp, BNY Mellon Capital
Markets LLC, Fifth Third Securities, PNC
Capital Markets LLC, Scotiabank, SunTrust
Robinson Humphrey, Wells Fargo Securities
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Crown Castle
International Corp. 4.450% due 2/15/2026
Purchase/Trade Date:	 1/28/2016
Offering Price of Shares: $99.671
Total Amount of Offering: $900,000,000
Amount Purchased by Fund: $325,000
Percentage of Offering Purchased by Fund: .036
Percentage of Fund's Total Assets: .20
Brokers:  Bofa Merrill Lynch, Citigroup, JP
Morgan, Mizuho Securities, RBC Capital
Markets, Barclays, Credit Agricole CIB, Fifth
Third Securities, Morgan Stanley, MUFG,
SMBC Nikko, SunTrust Robinson Humphrey,
TD Securities, RBS, Societe Generale, Wells
Fargo Securities, PNC Capital Markets LLC
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES



Securities Purchased:  Hospitality Properties
Trust 5.250% due 2/15/2016
Purchase/Trade Date:	 1/29/2016
Offering Price of Shares: $97.615
Total Amount of Offering: $350,000,000
Amount Purchased by Fund: $500,000
Percentage of Offering Purchased by Fund: .143
Percentage of Fund's Total Assets: .30
Brokers:  Bofa Merrill Lynch, RBC Capital
Markets, UBS Investment Bank, BBVA,
Mizuho Securities, PNC Capital Markets LLC,
Regions Securities LLC, Citigroup, Morgan
Stanley, Wells Fargo Securities, BB& T Capital
Markets, FTN Financial Securities, Corp,
SMBC Nikko, Oppenheimer & Co., Fifth Third
Securities, US Bancorp
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  General Motors Co.
6.600% due 4/1/2016
Purchase/Trade Date:	 2/18/2016
Offering Price of Shares: $99.920
Total Amount of Offering: $1,250,000,000
Amount Purchased by Fund: $625,000
Percentage of Offering Purchased by Fund: .050
Percentage of Fund's Total Assets: .38
Brokers:  Goldman Sachs & Co., Bofa Merrill
Lynch, Citigroup, Deutsche Bank Securities,
Morgan Stanley, Barclays, BNP Paribas,
Commerzank, Credit Agricole CIB, Credit
Suisse, JP Morgan, Lloyds Securities, Mizuho
Securities, Societe Generale, BB Securities,
Bradesco BBI, RBC Capital Markets, RBS, TD
Securities, Blaylock Beal Van LLC, CL King &
Associates, Mischler Financial Group Inc.
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.


Securities Purchased:  Kellogg Company
3.250% due 4/1/2026
Purchase/Trade Date:	 2/25/2016
Offering Price of Shares: $99.896
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $250,000
Percentage of Offering Purchased by Fund: .033
Percentage of Fund's Total Assets: .15
Brokers:  Goldman Sachs & Co., Bofa Merrill
Lynch, Citigroup, Deutsche Bank Securities,
Morgan Stanley, Barclays, BNP Paribas,
Commerzbank, Credit Agricole CIB, Credit
Suisse, JP Morgan, Lloyds Securities, Mizuho
Securities, Societe Generale, BB Securities,
Bradesco BBI, RBC Capital Markets, RBS, TD
Securities, Blaylock Beal Van LLC, CL King &
Associates, Mischler Financial Group Inc.
Purchased from: Goldman Sachs
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Exxon Mobil Corp
4.114% due 3/1/2046
Purchase/Trade Date:	 2/29/2016
Offering Price of Shares: $100.00
Total Amount of Offering: $2,500,000,000
Amount Purchased by Fund: $350,000
Percentage of Offering Purchased by Fund: .014
Percentage of Fund's Total Assets: .21
Brokers:  Bofa Merrill Lynch, Citigroup, JP
Morgan, Barclays, Morgan Stanley, BNP
Paribas, HSBC, Mizuho Securities, Societe
Generale, Standard Chartered Bank, BNY
Mellon Capital, Credit Agricole CIB, Deutsche
Bank, Lebenthal Capital Markets, The Williams
Capital Group LP, US Bancorp, Wells Fargo
Securities
Purchased from: JP Morgan
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.


Securities Purchased:  Ebay Inc. 2.500% due
3/9/2018
Purchase/Trade Date:	 3/2/2016
Offering Price of Shares: $99.897
Total Amount of Offering: $750,000,000
Amount Purchased by Fund: $550,000
Percentage of Offering Purchased by Fund: .073
Percentage of Fund's Total Assets: .32
Brokers:  Bofa Merrill Lynch, JP Morgan,
Morgan Stanley, Wells Fargo Securities,
Citigroup, Deutsche Bank Securities, BNP
Paribas, Credit Suisse, Goldman Sachs & Co.,
HSBC, MUFG, RBC Capital Markets, Standard
Chartered Bank, The Williams Capital Group
LP
Purchased from: Wells Fargo Securities, LLC
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Xcel Energy Inc. 3.300%
due 6/1/2025
Purchase/Trade Date:	 3/3/2016
Offering Price of Shares: $100.685
Total Amount of Offering: $350,000,000
Amount Purchased by Fund: $300,000
Percentage of Offering Purchased by Fund: .086
Percentage of Fund's Total Assets: .18
Brokers:  Barclays, BNP Paribas, Morgan
Stanley, MUFG, Wells Fargo Securities
Purchased from: Barclays Capital
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.

Securities Purchased:  Anadarko Petroleum
Corp. 5.550% due 3/15/2026
Purchase/Trade Date:	 3/14/2016
Offering Price of Shares: $99.690
Total Amount of Offering: $1,100,000,000
Amount Purchased by Fund: $175,000
Percentage of Offering Purchased by Fund: .016
Percentage of Fund's Total Assets: .10
Brokers:  Barclays, Bofa Merrill Lynch, Mizuho
Securities, Deutsche Bank Securities, JP
Morgan, Morgan Stanley, Wells Fargo
Securities, Citigroup, MUFG, BNP Paribas,
Credit Agricole CIB, Credit Suisse, DNB
Markets, Goldman Sachs & Co., Societe
Generale, Standard Chartered Bank, SMBC
Nikko, Scotiabank, UBS Investment Bank,
Standard Bank, BNY Mellon Capital Markets
LLC
Purchased from: Merrill Lynch
Firm Commitment Underwriting: YES
Issuer has over three years of continuous operations*: YES
Percent of offering purchased by Fund and all other accounts advised by the adviser is less than 25%: YES
The underwriting commission, spread and profit is reasonable and fair compared to the underwritings of similar securities: YES
* Muni issuers must also have an investment grade rating from at least one NRSRO; or if less than three years of continuous operations, must have one of the three highest rating categories from at least one NRSRO.